UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 23, 2017

Brocade Communications Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
130 Holger Way
San Jose, CA 95134-1376
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 23, 2017, Brocade Communications Systems, Inc. (the “Company”) issued a press release regarding financial results for the first fiscal quarter ended January 28, 2017. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in this Item 2.02 and in Exhibit 99.1 attached to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit

Number	Description of Document

99.1	Press release, dated February 23, 2017, regarding financial results of Brocade Communications Systems, Inc. for the first fiscal quarter ended January 28, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date:	February 23, 2017	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Senior Vice President and Chief Financial Officer